Segment Information	12 Months Ended
Dec. 31, 2020
Disclosure Of Operating Segments [Abstract]
Segment Information

27.	SEGMENT INFORMATION

The company’s major business is research and development and operates only in one single segment. The Board of directors, who allocates resources and assesses performance of the Company as a whole, has identified that the Company has only one reportable operating segment.

The Company has only one reportable operating segment, and therefore, the reportable segment information is the same as the financial statements. The following is an analysis of the Company’s revenue from its major products and services.

	For the year ended December 31
	2018	2019	2020
Out-licensing	$-	$3,000,000	$-

For the year ended December 31, 2019, there was revenue generated from out-licensing of commercialization rights in South Korea to Biogenetics for varlitinib and ASLAN003 in the amount of $3 million. See Note 17 for details.